UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2011

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition

On November 14, 2011, Swisher Hygiene Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

Attached to this report as Exhibit 99.2 is a supplemental presentation that will be reviewed by management during the Company’s earnings conference call scheduled to commence at 5:00 p.m. Eastern Time on November 14, 2011. This presentation is being furnished in this report in accordance with Item 7.01 of Form 8-K and shall not be deemed incorporated into any other filing of the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished as part of this report:

99.1	Press Release of Swisher Hygiene Inc. dated November 14, 2011 regarding results of operations for the fiscal quarter ended September 30, 2011.

99.2	Supplemental Presentation for Company’s earnings conference call regarding results of operations for the fiscal quarter ended September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2011	SWISHER HYGIENE INC.

	By:	/s/ STEVEN R. BERRARD
Steven R. Berrard
President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Swisher Hygiene Inc. dated November 14, 2011 regarding results of operations for the fiscal quarter ended September 30, 2011.

99.2	Supplemental Presentation for Company’s earnings conference call regarding results of operations for the fiscal quarter ended September 30, 2011.